M FUND, INC.
                        PROSPECTUS DATED APRIL 30, 2004
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2004
                     SUPPLEMENT DATED AS OF AUGUST 27, 2004

THE FOLLOWING INFORMATION REPLACES SIMILAR DISCLOSURE FOR THE BUSINESS OPPORTUNITY VALUE FUND UNDER "ADDITIONAL INFORMATION ABOUT THE FUNDS" ON PAGE 22 OF THE PROSPECTUS:

The Fund also may:

* invest up to 15% of the value of its total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by American Depositary Receipts (ADRs)

* keep a portion of assets in cash or cash equivalents pending investment or liquidity needs

*    lend its securities

*    purchase warrants

THE FOLLOWING INFORMATION REPLACES SIMILAR DISCLOSURE UNDER "INVESTMENT STRATEGIES AND RISKS" ON PAGE 4 OF THE STATEMENT OF ADDITIONAL INFORMATION:

RISKS RELATED TO FOREIGN INVESTMENTS. Investments in the securities of foreign issuers, or investments in securities denominated or quoted in a currency other than the U.S. dollar ("non-dollar securities"), may present potential benefits and risks not associated with investments solely in securities of domestic issuers or U.S. dollar-denominated securities. Each of the Funds may invest in securities of foreign issuers. The Business Opportunity Value Fund and the Frontier Capital Appreciation Fund may each invest up to 15% of the value of their total assets in securities of foreign issuers that are listed on United States exchanges or are represented by American Depositary Receipts ("ADRs"). The Turner Core Growth Fund may invest up to 10% of the value of its total assets in securities of foreign issuers that are listed on United States exchanges or are represented by ADRs. The Brandes International Equity Fund also may invest in non-dollar securities. (However, the Brandes International Equity Fund may not invest in Canadian government securities, and the Turner Core Growth Fund, the Frontier Capital Appreciation Fund and the Business Opportunity Value Fund may not invest in any foreign government securities.) Benefits of investing in foreign issuers or non-dollar securities may include the opportunity to invest in foreign issuers that appear, in the opinion of the Sub-Adviser, to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States, and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

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THE FOLLOWING  INFORMATION  REPLACES SIMILAR DISCLOSURE UNDER "FUND POLICIES" ON
PAGE 14 OF THE STATEMENT OF ADDITIONAL INFORMATION:

14. The Business Opportunity Value Fund and the Frontier Capital Appreciation Fund may invest no more than 15% of the value of their total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by American Depositary Receipts. The Turner Core Growth Fund may invest no more than 10% of the value of its total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by American Depositary Receipts.